Exhibit 99.1

PRESS RELEASE

Coeur d’Alene Mines Announces Withdrawal of Proposed Offering of Senior Notes

COEUR D’ALENE, Idaho—Jul. 3, 2012— Coeur d’Alene Mines Corporation (the “Company” or “Coeur”) (NYSE: CDE)(TSX: CDM) today announced that in light of current capital market conditions it has decided not to proceed with its previously announced offering of senior notes at this time.

“Weak overall conditions in the debt markets led us to conclude that the proposed offering of senior notes would not be in the best interest of shareholders under the terms currently available,” stated Mitchell J. Krebs, President and Chief Executive Officer. “We had hoped to opportunistically access the debt markets to augment our already strong balance sheet, but we will only do so in a disciplined manner. We will continue our focus on creating shareholder value through operational consistency, cost containment, disciplined growth, and maintaining a conservative financial profile.”

Cautionary Note Regarding Forward-Looking Statements

This news release contains forward-looking statements within the meaning of securities legislation in the United States and Canada, including, among others, Coeur’s expectations regarding operational and financial performance.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause Coeur’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among others, the risks and hazards inherent in the mining business (including environmental hazards, industrial accidents, weather or geologically related conditions), changes in the market prices of gold and silver, the uncertainties inherent in Coeur’s production, exploratory and developmental activities, including risks relating to permitting and regulatory delays and disputed mining claims, any future labor disputes or work stoppages, the uncertainties inherent in the estimation of gold and silver ore reserves, changes that could result from Coeur’s future acquisition of new mining properties or businesses, reliance on third parties to operate certain mines where Coeur owns silver production and reserves, the loss of any third-party smelter to which Coeur markets silver and gold, the effects of environmental and other governmental regulations, the risks inherent in the ownership or operation of or investment in mining properties or businesses in foreign countries, Coeur’s ability to raise additional financing necessary to conduct its business, make payments or refinance its debt, as well as other uncertainties and risk factors set out in filings made from time to time with the United States Securities and Exchange Commission, and the Canadian securities regulators, including, without limitation, Coeur’s reports on Form 10-K and Form 10-Q and Exhibit 99.2 to Coeur’s Current Report on Form 8-K filed June 25, 2012. Actual results, developments and timetables could vary significantly from the estimates presented. Readers are cautioned not to put undue reliance on forward-looking statements. Coeur disclaims any intent or obligation to update publicly such forward-looking statements, whether as a result of new information, future events or otherwise. Additionally, Coeur undertakes no obligation to comment on analyses, expectations or statements made by third parties in respect of Coeur, its financial or operating results or its securities.

About Coeur

Coeur d’Alene Mines Corporation is the largest U.S.-based primary silver producer and a growing gold producer. The Company built and commenced production from three wholly-owned, long-lived mines between 2008 and 2010: the San Bartolomé silver mine in Bolivia, the silver-gold mine in Mexico and the Kensington gold mine in Alaska. Further production has commenced from a new heap leach pad at Coeur’s long-time Rochester silver-gold mine in Nevada. The Company also owns and operates the Martha silver-gold mine in Argentina and owns a non-operating interest in a silver-base metal mine in Australia. Coeur conducts ongoing exploration activities near and within its operating properties in Argentina, Mexico, Alaska, Nevada and Bolivia. In addition, Coeur holds or has agreed to hold strategic minority investments in seven silver and gold development companies in North and South America.

For more information, please contact:

Stefany Bales, Director of Corporate Communications

208-667-8263

or

Tom Angelos, Senior Vice President & Chief Compliance Officer

208-665-0337

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